SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant ☒
Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement
Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Under Rule 14a-12

United Community Bankshares of Florida, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No Fee required
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11:[1]

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

1 Set forth the amount on which the filing fee is calculated and state how it was determined:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

INTRODUCTION
PROPOSAL ONE
PROPOSAL TWO
PROPOSAL THREE
PROPOSAL FOUR
NOMINATING COMMITTEE
AUDIT COMMITTEE REPORT
SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
SECTION 16(a) REPORTING REQUIREMENTS
INDEPENDENT PUBLIC ACCOUNTANTS
OTHER INFORMATION
Appendix A
Appendix B
Appendix C
Appendix D
Appendix E
Appendix F

UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.

March 3, 2005

TO THE SHAREHOLDERS OF
UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.

     You are cordially invited to attend the Annual Meeting of Shareholders of United Community Bankshares of Florida, Inc. which will be held at the Citrus Club, 255 South Orange Avenue, Suite 1800, Orlando, Florida 32801, on Thursday, March 31, 2005 beginning at 8:00 a.m.

     At the Annual Meeting you will be asked to consider and vote upon the reelection of the directors to serve until the next Annual Meeting of Shareholders. You also will be asked to vote upon approval of an amendment to the Company’s Articles of Incorporation to change the name of the Company, as well as amendments to the Company’s employee stock option plan and its director stock option plan to increase the number of shares of common stock reserved for issuance under the plans. Shareholders also will consider and vote upon such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.

     We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.

Sincerely,

David G. Powers
President and Chief Executive Officer

UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.
1411 EDGEWATER DRIVE, SUITE 100
ORLANDO, FL 32804

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 31, 2005

     Notice is hereby given that the Annual Meeting of Shareholders of United Community Bankshares of Florida, Inc. (the “Holding Corporation”) will be held at the Citrus Club, 255 South Orange Avenue, Suite 1800, Orlando, Florida 32801, on Thursday, March 31, 2005 beginning at 8:00 a.m. (“Annual Meeting”), for the following purposes:

     1. Elect Directors. To elect directors to serve until the Annual Meeting of Shareholders in 2006.

     2. Amendment of Articles of Incorporation. To approve an amendment to the Holding Corporation’s Articles of Incorporation to change the name of the Holding Corporation to United Heritage Bankshares of Florida, Inc.

     3. Amendment of Employee Stock Option Plan. To approve an amendment to the Holding Corporation‘s Employee Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 150,000.

     4. Amendment of Director Stock Option Plan. To approve an amendment to the Holding Corporation’s Director Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 150,000.

     5. Other Business. To transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Only shareholders of record at the close of business on February 15, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to the Holding Corporation in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Holding Corporation an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

David G. Powers
March 3, 2005	President and Chief Executive Officer

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO REGISTRAR AND TRANSFER COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
OF
UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.
TO BE HELD ON
MARCH 31, 2005

INTRODUCTION

General

     This Proxy Statement is being furnished to the shareholders of United Community Bankshares of Florida, Inc. (the “Holding Corporation”) in connection with the solicitation of proxies by the Board of Directors of the Holding Corporation from holders of the outstanding shares of the $.01 par value common stock of the Holding Corporation (“Holding Corporation Common Stock”) for use at the Annual Meeting of Shareholders of the Holding Corporation to be held on Thursday, March 31, 2005, and at any adjournment or postponement thereof (“Annual Meeting”). The Annual Meeting is being held to (i) elect directors to serve until the Annual Meeting of Shareholders in 2006, (ii) approve an amendment to the Holding Corporation’s Articles of Incorporation to change the name of the Holding Corporation to United Heritage Bankshares of Florida, Inc., (iii) approve an amendment to the Holding Corporation’s Employee Stock Option Plan (the “Employee Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder by 150,000, (iv) approve an amendment to the Holding Corporation’s Director Stock Option Plan (the “Director Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder by 150,000, and (v) transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof. The Board of Directors of the Holding Corporation knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated March 3, 2005 and it and the accompanying notice and form of proxy are first being mailed to the shareholders of the Holding Corporation on March 3, 2005.

     The principal executive offices of the Holding Corporation are located at 1411 Edgewater Drive, Suite 100, Orlando, FL 32804. The telephone number of the Holding Corporation at such offices is (407) 447-0386.

Record Date, Solicitation and Revocability of Proxies

     The Board of Directors of the Holding Corporation has fixed the close of business on February 15, 2005, as the record date for the determination of the Holding Corporation shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of the Holding Corporation Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting. At the close of business on such date, there were 3,263,406 shares of the Holding Corporation Common Stock outstanding and entitled to vote held by approximately 706 shareholders of record. Holders of the Holding Corporation Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Holding Corporation Common Stock held of record at the close of business on February 15, 2005. The affirmative vote of the holders of a plurality of shares of Holding Corporation Common Stock represented and entitled to vote at the Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders, except for the amendment to the Articles of Incorporation and the amendments to the Employee Plan and the Director Plan, which require the affirmative vote of a majority of the outstanding shares of Common Stock.

     Shares of the Holding Corporation Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE

INDICATED, SUCH SHARES OF THE HOLDING CORPORATION COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE HOLDING CORPORATION OF THE NOMINEES LISTED BELOW, FOR APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION, FOR APPROVAL OF THE AMENDMENTS TO THE EMPLOYEE PLAN AND THE DIRECTOR PLAN, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Holding Corporation, (ii) properly submitting to the Secretary of the Holding Corporation a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: United Community Bankshares of Florida, Inc., 640 State Road 434, Longwood, Florida 32750, Attention: David G. Powers.

     A copy of the 2004 Annual Report to Shareholders, including financial statements for the years ended December 31, 2004 and 2003, accompanies this Proxy Statement.

PROPOSAL ONE
ELECTION OF DIRECTORS

General

     The Annual Meeting is being held to elect directors of the Holding Corporation to serve a one- year term of office. Each director of the Holding Corporation serves for a term expiring at the next Annual Meeting of Shareholders, and until his successor is duly elected and qualified. Accordingly, the terms of each member of the Board expire at the Annual Meeting and, therefore, such individuals are standing for reelection to a one-year term expiring at the Annual Meeting of Shareholders in 2006.

     All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.

Directors

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE NOMINEES LISTED BELOW.

     The following table sets forth the name of each nominee or director continuing in office of the Holding Corporation; a description of his position and offices with the Holding Corporation other than as a director, if any; a brief description of his principal occupation and business experience during at least the last five years; and certain other information including the director’s age and the number of shares of Holding Corporation Common Stock beneficially owned by the director on February 15, 2005. Each of the following individuals is also serving as a director of United Heritage Bank (the “Bank”), which is wholly-owned subsidiary of the Holding Corporation (collectively, the “Company”). For information concerning membership on committees of the Board of Directors, see “ELECTION OF DIRECTORS — Information About the Board of Directors and Its Committees.”

Amount, Percentage
and Nature of
Beneficial Ownership
	Information About Nominee or	of Holding Corporation
Nominee	Director Continuing in Office	Common Stock (1)
NOMINEES FOR DIRECTOR

J. Michael Hattaway	Mr. Hattaway serves as Vice Chairman of the Board. He previously founded and served as Chairman of the Board of First Seminole Bank. Mr. Hattaway is a lifelong real estate developer and operates his own multi-faceted real estate company. He is 59 years old.	120,480 (2) (3.7%)

James L. Hewitt	Mr. Hewitt serves as Chairman of the Board of the Company. He is also an executive officer. Mr. Hewitt previously served as Chairman of the Board of a regional bank with operations headquartered in Orlando, Florida and was Chairman of the Board and founder of United American Bank of Central Florida. He was also the founder and until November 1991, a principal owner of the Orlando Magic NBA franchise. Mr. Hewitt is 62 years old.	128,691 (3) (3.9%)

Vincent S. Hughes	Mr. Hughes serves as a director of the Company. He is also a director of Hughes Supply. Previously, Mr. Hughes served on the Board of Directors of United American Bank and Colonial Bank. Currently, he is Chairman of the Audit Committee of the Company. He is a native Orlandoan. Mr. Hughes is 64 years old.	68,346 (4) (2.1%)

David G. Powers	Mr. Powers serves as a director of the Company and is also President and Chief Executive Officer. He has 30 years of local banking experience and previously served as President and Chief Executive Officer of a regional bank headquartered in Orlando, Florida. Mr. Powers is 47 years old.	66,370 (5) (2.0%)

(1)	Information relating to beneficial ownership of Holding Corporation Common Stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Holding Corporation Common Stock set forth opposite their names. Shares set forth in the table also include as to each director, 5,600 shares represented by presently exercisable stock options.

(2)	Includes 15,434 presently exercisable options and 92,203 shares held by a family trust.

(3)	Includes 24,692 presently exercisable options.

(4)	Includes 12,346 presently exercisable options.

(5)	Includes 39,346 presently exercisable options and 15,000 shares held by his IRA.

Information About the Board of Directors and Its Committees

     The Board of Directors of the Holding Corporation held 12 meetings during the year ended December 31, 2004. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. The Holding Corporation’s Board of Directors presently has three committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 2004 follows:

     The Compensation Committee is responsible for establishing appropriate levels of compensation and benefits. The members of this committee consist of Messrs. Hattaway, Hewitt, Hughes and Powers. Messrs. Hattaway and Hughes are independent directors as defined under the rules of the National Association of Securities Dealers. The committee held nine meetings during 2004.

     For information regarding the Holding Corporation’s Nominating Committee, see “Nominating Committee.”

     For information regarding the Holding Corporation’s Audit Committee, see “Audit Committee Report.”

     Directors of the Holding Corporation are paid $500 for meetings attended. The directors of the Holding Corporation (other than Mr. Powers) also receive $500 for each meeting of the Bank board. The members of the Audit Committee receive $1,500 per month for their service on the Audit Committee.

Executive Officers

     The following lists the executive officers of the Holding Corporation, all positions held by them in the Holding Corporation, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows the Holding Corporation annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

Executive Officers	Information About Executive Officers
David G. Powers	Mr. Powers serves as a director of the Company and is also President and Chief Executive Officer. He also serves as President and Chief Executive Officer of the Bank (since July 2000). Prior thereto, he was President and Chief Executive Officer of Colonial Bank Central Florida (February 1998 through July 2000). He has 30 years of local banking experience. Mr. Powers is 47 years old.

Shirley L. Tyler	Ms. Tyler serves as Executive Vice President and Chief Financial Officer of United Heritage Bank and Treasurer of the Holding Corporation. She has 30 years of local banking experience and previously served as Senior Vice President/Branch Administrative of a regional bank headquartered in Orlando, Florida. Ms. Tyler is 50 years old.

Management and Principal Stock Ownership

     As of February 15, 2005, based on available information, all directors and executive officers of the Holding Corporation as a group (five persons) beneficially owned 415,137 shares of Holding Corporation Common Stock which constituted 12.3% of the number of shares outstanding at that date.

Executive Compensation and Benefits

     The following table sets forth all cash compensation for the Holding Corporation’s and the Bank’s President and Chief Executive Officer for services to the Holding Corporation and the Bank in 2004.

SUMMARY COMPENSATION TABLE

							Long Term Compensation

	Annual Compensation				Awards		Payouts

Name
and				Other	Restricted
Principal				Annual	Stock	Options/	LTIP	All Other
Position	Year	Salary	Bonus	Compensation (1)	Award(s)	SARs	Payouts	Compensation

David G. Powers	2004	$255,021	$-0-	$9,360	-0-	22,346	-0-	$6,000
President and Chief	2003	$221,948	$-0-	$9,360	-0-	-0-	-0-	$6,000
Executive Officer	2002	$209,547	$-0-	$9,360	-0-	-0-	-0-	$-0-
of the Holding
Corporation and the Bank

(1)	Represents amounts paid by United Heritage Bank to Mr. Powers for automobile allowance.

     Stock Option Plans. The Holding Corporation has a stock option plan for officers and employees (the “Employee Plan”) and a stock option plan for directors (the “Director Plan”). The Employee Plan authorizes the issuance of options for 332,132 shares to Bank officers and employees and the Director Plan authorizes the issuance of options for 283,824 shares to Holding Corporation and Bank Directors. As of December 31, 2004, options exercisable for an aggregate of 283,824 shares of Holding Corporation Common Stock were outstanding under the Director Plan and held by directors at an exercise price of $12.00 per share, and options exercisable for an aggregate of 262,892 shares of Holding Corporation Common Stock were outstanding under the

Employee Plan and held by certain officers and employees at an exercise price of $10.00 to $14.00 per share. The options terminate in 2006 through 2010.

Equity Compensation Plan Information

Number of
securities
remaining available
	Number of		for future issuance
	securities to be		under equity
	issued upon	Weighted-average	compensation plans
	exercise of	exercise price of	(excluding
	outstanding	outstanding	securities
	options, warrants	options, warrants	reflected in column
	and rights (a)	and rights (b)	(a)) (b)
Equity compensation plans approved by security holders	546,716	$11.41	69,240
Equity compensation plans not approved by security holders	—	—	—

Total	546,716	$11.41	69,240

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
Option/SAR Values

Number of
			Securities	Value of
			Underlying	Unexercised
	Shares		Unexercised	in-the-Money
	Acquired		Options/SARs	Options/SARs
	on	Value	at FY-End (#)	at FY-End($)
	Exercise	Realized	Exercisable/	Exercisable/
Name	(#)	($)	Unexercisable	Unexercisable

David G. Powers	—	—	39,346/10,000	$132,692/—

     Profit Sharing Plan. United Heritage Bank has adopted a 401(k) Profit Sharing Plan. Employees are eligible to participate after meeting certain length of service requirements. Each year, participants may elect to defer up to 20% not to exceed 13,000 of compensation instead of receiving that amount in cash. United Heritage Bank may contribute a percentage amount or may contribute a discretionary amount.

Certain Transactions

     The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL TWO
AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE NAME OF
THE CORPORATION TO UNITED HERITAGE BANKSHARES OF FLORIDA, INC.

     The Board of Directors has unanimously approved amending the articles of incorporation of the Holding Corporation to change the name of the Holding Corporation to United Heritage Bankshares of Florida, Inc. The Board believes that the change in the Holding Corporation’s name will greater align the identity and good will of the Corporation with that of its subsidiary bank, United Heritage Bank. The form of the amendment is attached as Appendix A.

     THE BOARD OF DIRECTORS UNANIMOUS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

PROPOSAL THREE
AMENDMENT TO THE EMPLOYEE STOCK OPTION PLAN
TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

General

     The Employee Plan was adopted by the Board of Directors and approved by shareholders on April 15, 2002. A total of 332,132 shares of Common Stock are reserved for issuance thereunder. As of the Record Date, 275,392 shares reserved for issuance under the Employee Plan have been issued.

Proposed Amendment to Increase Shares Reserved

     Shareholder approval is being sought for an amendment increasing the number of shares of Common Stock that may be issued under the Employee Plan by 150,000 shares, or from 332,132 shares to 482,132 shares. The form of the amendment is attached as Appendix B. It is anticipated that Mr. Powers would receive at least 10,000 of such options.

Summary of the Employee Plan

     The essential features of the Employee Plan are outlined below.

     Purpose. The purpose of the Employee Plan is to advance the interests of the Holding Corporation and the shareholders by affording to employees an opportunity to acquire or increase their proprietary interests in the Holding Corporation by the grant of options to employees. By encouraging such employees to become owners of Common Stock, the Holding Corporation seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the holding corporation and the Bank in large measure depends.

     The Board of Directors believes that the continued growth of the Holding Corporation will depend upon its ability to attract, hire, and retain qualified employees. A challenge of the Holding Corporation is to ensure that these valued employees are appropriately rewarded and encouraged to stay with the Holding Corporation, help it grow, and increase shareholder value. Banks with whom the Holding Corporation compete for such highly qualified individual frequently offer grants of substantial numbers of stock options as a part of a comprehensive compensation package. Accordingly, management believes that it must be in a position to offer a competitive stock option incentive program, such as the Employee Plan, to attract the caliber of employees that the Holding Corporation believes is necessary to achieve its objective. The proposed amendment to the Employee Plan is intended to insure that there will be a reasonable number of shares available to meet these needs for the coming year.

     Stock Options. The Employee Plan permits the grant of options that are intended to qualify as Incentive Stock Options, or ISOs, and of stock options that are not intended to so qualify, known as nonstatutory stock options or NSOs.

     The exercise price for each option may not be less than the fair market value of the Common Stock on the date of grant. The Board of Directors fixes the term of each option at the time of grant and determines the vesting schedule for each option grant. The option term may not exceed ten years. If an optionee’s employment is terminated for any reason other than cause, retirement, or the death or disability of the optionee, then no options may be exercised after such termination, with the stock option committee reserving the right to allow the optionee to exercise all of the options held within such period. If an optionee’s employment is terminated for cause, then no options may be exercised following termination. If the optionee’s employment is terminated by reason of retirement after age 65 or the death or disability of the optionee, then the optionee, or the optionee’s estate, shall have the right to exercise during the period of 90 days following such termination the number of vested options (with the stock option committee reserving the right to allow the optionee to exercise all of such options).

     Eligibility. Any employee (including any officer of the Holding Corporation or the Bank) is eligible to receive options under the Employee Plan.

     Adjustments for Recapitalizations and Reorganizations. In the event of a stock dividend, stock split, combination or similar event, the number of shares of Common Stock available for issuance under the Employee Plan shall be increased or decreased proportionately, and the number of shares of Common Stock deliverable upon exercise and, where applicable, the exercise price of each option, shall be proportionately adjusted. In the event of a merger, reorganization or similar event, the Board of Directors may either provide for the assumption or substitution of outstanding options or provide that the options must be exercised within 30 days. In either case, all of the options held may be exercised by an employee.

     Administration. The Employee Plan will be administered by the Compensation Committee of the Board of Directors, which consists of four directors, two of whom are independent directors as defined under the rules of the National Association of Securities Dealers.

     Amendment and Termination. The Board of Directors may amend, or modify the Employee Plan at any time, but such amendment or modification may not adversely affect the rights of an optionee with respect to an outstanding option. In addition, no amendment may be effected without shareholder approval where the amendment seeks to increase the total number of shares of Common Stock subject to the Plan or alter the class of persons eligible to receive options under the Plan.

     Certain United States Federal Income Tax Information. The following is only a brief summary of the effect of federal income taxation upon the participant and the Holding Corporation under the Employee Plan based upon the Internal Revenue Code. This summary is not intended to be complete and does not discuss the income tax laws of any municipality, state or country outside of the United States. It is advisable that a participant contact his or her own tax adviser concerning the application of tax laws.

     If an option granted under the Employee Plan is an ISO, the optionee will recognize no taxable income upon grant or exercise of the ISO unless the alternative minimum tax rules apply. Upon the resale or exchange of the shares at least two years after grant of the ISO and one year after exercise by the optionee, any gain (or loss) will be taxed to the optionee as ordinary income (or loss) or capital gain (or loss), depending on how long the optionee has held the stock.

     All options that do not qualify as ISOs are taxed as NSOs. An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized upon exercise of an NSO by an optionee who is also an employee of the Holding Corporation will be treated as wages for tax purposes and will be subject to tax withholding out of the current compensation, if any, paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and fair market value on the date of exercise will be treated as capital gain (or loss).

     The Holding Corporation will be entitled to a tax deduction in the same amount as the ordinary income, if any, recognized by the optionee (i) upon exercise of an NSO and (ii) upon the sale of shares acquired by exercise of an ISO in a disqualifying disposition. The Holding Corporation will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO, regardless of the applicability of the alternative minimum tax.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE EMPLOYEE PLAN.

PROPOSAL FOUR
AMENDMENT TO THE DIRECTOR STOCK OPTION PLAN
TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

General

     The Director Plan was adopted by the Board of Directors and approved by shareholders on April 15, 2002. A total of 283,824 shares of Common Stock are reserved for issuance thereunder. As of the Record Date, 283,824 shares reserved for issuance under the Director Plan have been issued.

Proposed Amendment to Increase Shares Reserved

     Shareholder approval is being sought for an amendment increasing the number of shares of Common Stock reserved for issuance under the Director Plan by 150,000 shares, or from 283,824 shares to 433,824 shares. The form of the amendment is attached as Appendix C. It is anticipated that Messrs. Hattaway and Hewitt would receive options of 24,566 and 15,308, respectively.

Summary of the Director Plan

     The essential features of the Director Plan are outlined below.

     Purpose. The purpose of the Director Plan is to advance the interests of the Holding Corporation and the shareholders by affording to Directors an opportunity to acquire or increase their proprietary interests in the Holding Corporation by the grant of options to Directors. By encouraging such Directors to become owners of Common Stock, the Holding Corporation seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the holding corporation and the Bank in large measure depends.

     Stock Options. The Director Plan permits the grant of options that are not intended to qualify as Incentive Stock Options known as nonstatutory stock options or NSOs.

     The exercise price for each option may not be less than the fair market value of the Common Stock on the date of grant. The Board of Directors fixes the term of each option at the time of grant and determines the vesting schedule for each option grant. The option term may not exceed ten years. If an optionee’s director service is terminated for any reason other than retirement after age 65, or the death or disability of the optionee, then no options may be exercised after such termination. If the optionee’s employment is terminated by reason of retirement after age 65 or the death or disability of the optionee, then the optionee, or the optionee’s estate, shall have the right to exercise during the period of 90 days following such termination the number of vested options (with the stock option committee reserving the right to allow the optionee to exercise all of such options).

     Eligibility. Any Director of the Holding Corporation or the Bank is eligible to receive options under the Director Plan.

     Adjustments for Recapitalizations and Reorganizations. In the event of a stock dividend, stock split, combination or similar event, the number of shares of Common Stock available for issuance under the Director Plan shall be increased or decreased proportionately, and the number of shares of Common Stock deliverable upon exercise and, where applicable, the exercise price of each option, shall be proportionately adjusted. In the event of a merger, reorganization or similar event, the Board of Directors may either provide for the assumption or substitution of outstanding options or provide that the options must be exercised within 30 days. In either case, all of the options held may be exercised by an Director.

     Administration. The Director Plan will be administered by the Compensation Committee of the Board of Directors, which consists of four directors, two of whom are independent directors as defined under the rules of the National Association of Securities Dealers.

     Amendment and Termination. The Board of Directors may amend, or modify the Director Plan at any time, but such amendment or modification may not adversely affect the rights of an optionee with respect to an outstanding option. In addition, no amendment may be effected without shareholder approval where the amendment seeks to increase the total number of shares of Common Stock subject to the Plan or alter the class of persons eligible to receive options under the Plan.

     Certain United States Federal Income Tax Information. The following is only a brief summary of the effect of federal income taxation upon the participant and the Holding Corporation under the Director Plan based upon the Internal Revenue Code. This summary is not intended to be complete and does not discuss the income tax laws of any municipality, state or country outside of the United States. It is advisable that a participant contact his or her own tax adviser concerning the application of tax laws.

     An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized upon exercise of an NSO by an optionee who is also an Director of the Holding Corporation will be treated as wages for tax purposes and will be subject to tax withholding out of the current compensation, if any, paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and fair market value on the date of exercise will be treated as capital gain (or loss).

     The Holding Corporation will be entitled to a tax deduction in the same amount as the ordinary income, if any, recognized by the optionee (i) upon exercise of an NSO and (ii) upon the sale of shares acquired by exercise of an ISO in a disqualifying disposition. The Holding Corporation will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO, regardless of the applicability of the alternative minimum tax.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE DIRECTOR PLAN.

NOMINATING COMMITTEE

     For 2005, the Holding Corporation has established a nominating committee of the Board of Directors consisting of Messrs. Hattaway, Hewitt and Hughes. Messrs. Hattaway and Hughes are independent directors as defined under the rules of the National Association of Securities Dealers. The Board of Directors acted as the nominating committee during 2004 and, in that capacity, held one meeting during that year. The nominating committee operates pursuant to a written charter that has the exclusive right to recommend candidates for election as directors to the Board. A copy of the committee’s charter is attached as Appendix D. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experience, their business and social perspective, concern for the long-term interests of the shareholders, and personal integrity and judgment. In addition, candidates must be aware of the directors vital part in the Holding Corporation’s good corporate citizenship and corporate image, have time available for meetings and consultation on Holding Corporation matters, and be willing to assume broad, fiduciary responsibility. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. The nominating committee will review the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and recommend to the full Board the slate of directors to be nominated for election at the annual meeting of shareholders. The nominating committee will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the President of the Holding Corporation at the principal executive offices of the Holding Corporation not later than the close of business on the 120th day prior to the first anniversary of the date on which the Bank first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the Securities and Exchange Commission’s proxy rules. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.

     The Holding Corporation’s Board has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of the Holding Corporation at 1411 Edgewater Drive, Suite 100, Orlando, Florida 32804, attention: President and Chief Executive Officer. All communications will be compiled by the President and Chief Executive Officer and submitted to the members of the Board. The Holding Corporation does not have a policy that requires directors to attend the Annual Meeting. All members of the Board attended last year’s Annual Meeting.

AUDIT COMMITTEE REPORT

     The Holding Corporation has established an audit committee of the Board of Directors consisting of Messrs. Hattaway and Hughes, each of whom is an independent director as defined under the rules of the National Association of Securities Dealers. The Board of Directors has determined that Mr. Hughes qualifies as an “Audit Committee Financial Expert.” The Audit Committee consists of two non-employee directors, each of whom has been selected for the Audit Committee by the Board based on the Board’s determination that they are fully qualified to monitor the performance of management, the public disclosures of the Bank of its financial condition and performance, internal accounting operations, and are independent auditors. In addition, the Audit Committee has the ability on its own to retain independent accountants or other consultants whenever it deems appropriate. The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Holding Corporation’s accounting functions and internal controls. The Audit Committee is governed by a written charter adopted and approved by the Board of Directors, which is attached as Appendix E. The Audit Committee held nine meetings in 2004.

     The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as the Holding Corporation’s independent accountants. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Holding Corporation management, and the independent accountants regarding the following:

•	the plan for, and the independent accountants’ report on, each audit of the Holding Corporation’s financial statements

•	changes in the Holding Corporation’s accounting practices, principles, controls or methodologies, or in the Holding Corporation’s financial statements, and recent developments in accounting rules

     This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit

Committee Charter. Audit Committee considered and concluded that the independent auditor’s provision of non-audit services in 2004 was compatible with applicable independence standards.

     The Audit Committee is responsible for recommending to the Board that the Holding Corporation’s financial statements be included in the Holding Corporation’s annual report. The Committee took a number of steps in making this recommendation for 2004. First, the Audit Committee discussed with the Holding Corporation’s independent auditors, those matters the auditors communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the auditor’s independence with the auditors and received a letter from the auditors regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the auditor’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with Holding Corporation management and the auditors, the Holding Corporation’s audited consolidated balance sheets at December 31, 2004 and 2002, and the related consolidated statements of income, stockholders’ equity, and cash flows for each for the years in the two-year period ended December 31, 2004. Based on the discussions with the auditors concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Holding Corporation’s Annual Report on Form 10-KSB include these financial statements.

Audit Committee
Vincent S. Hughes
J. Michael Hattaway

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

     Proposals of shareholders of the Holding Corporation intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Holding Corporation at its principal executive offices on or before December 1, 2005, in order to be included in the Holding Corporation’s Proxy Statement and form of proxy relating to the 2006 Annual Meeting of Shareholders.

SECTION 16(a) REPORTING REQUIREMENTS

     Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Holding Corporation, and persons who beneficially own more than 10% of Holding Corporation Stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Holding Corporation with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 — Annual Statement of Changes in Beneficial Ownership, the Holding Corporation believes that, during 2004, all filing requirements applicable to reporting persons were met.

INDEPENDENT PUBLIC ACCOUNTANTS

     Consistent with past practice, the Board of Directors has determined to defer the selection of independent public accountants to audit the consolidated financial statements of the Holding Corporation for the current year ending December 31, 2005. Osburn, Henning and Company, has served as independent public accountants for the Holding Corporation since 2003 and the Bank since 2001. The Board does not anticipate that a representative of Osburn, Henning and Company will be present at the Annual Meeting.

Fees Paid to the Independent Auditor

     The following sets forth information on the fees paid by the Holding Corporation to Osburn, Henning and Company for 2003 and 2004.

	2003	2004
Audit Fees	$57,075	$57,810
Audit-Related Fees	4,005	880
Tax Fees	9,505	5,053

Subtotal	70,585	63,743
All Other Fees	-0-	-0-

Total Fees	$70,585	$63,743

Services Provided by Osburn, Henning and Company

     All services rendered by Osburn, Henning and Company are permissible under applicable laws and regulations, and are pre-approved by the Audit Committee. (The Audit Committee’s pre-approval policy with respect to non-audit services is shown as Appendix F to this proxy statement.) Pursuant to the rules of the SEC, the fees paid to Osburn, Henning and Company for services are disclosed in the table above under the categories listed below.

1)	Audit Fees — These are fees for professional services perform for the audit of the Holding Corporation’s annual financial statements and review of financial statements included in the Holding Corporation’s 10-QSB filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

2)	Audit-Related Fees — These are fees for assurance and related services performed that are reasonably related to the performance of the audit or review of the Holding Corporation’s financial statements. No such services were performed by Osburn, Henning and Company in 2004.

3)	Tax Fees — These are fees for professional services performed by Osburn, Henning and Company with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Holding Corporation and its consolidated subsidiary; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit-Related” items.

4)	All Other Fees — These are fees for other permissible work performed by Osburn, Henning and Company that does not meet the above category descriptions. No such services were performed by Osburn, Henning and Company in 2004.

     These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the core work of Osburn, Henning and Company, which is the audit of the Holding Corporation’s consolidated financial statements.

OTHER INFORMATION

Proxy Solicitation

     The cost of soliciting proxies for the Annual Meeting will be paid by the Holding Corporation. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of the Holding Corporation in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of the Holding Corporation Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

Miscellaneous

     Management of the Holding Corporation does not know of any matters to be brought before the Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

     Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Holding Corporation will furnish to such person without charge (other than for exhibits) a copy of the Holding Corporation’s Annual Report on Form 10-KSB for its fiscal year ended December 31, 2004, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to United Community Bankshares of Florida, Inc., 1411 Edgewater Drive, Suite 100, Orlando, FL 32804, Attention: David G. Powers.

Appendix A

ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.

     Pursuant to Section 607.1006, Florida Statutes, the Articles of Incorporation of United Community Bankshares of Florida, Inc. are hereby amended as follows:

     FIRST: Article I of the Articles of Incorporation is hereby amended by deleting the text of such provision in its entirety and substituting the following provision in lieu thereof:

ARTICLE I

     The name of the Corporation is United Heritage Bankshares of Florida, Inc.

     SECOND: The foregoing amendment was adopted by the holders of all the outstanding shares of common stock, being the sole voting group entitled to vote on the amendment, on March 31, 2005 and the number of votes cast for the amendment was sufficient for approval by the holders of common stock.

     IN WITNESS WHEREOF, the undersigned has caused these Articles of Amendment to be executed and attested to by its duly authorized officers as of this 31st day of March, 2005.

UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.

By:

David G. Powers
President and Chief Executive Officer

STATE OF FLORIDA
COUNTY OF SEMINOLE

     The foregoing instrument was acknowledged before me this 31st day of March, 2005, by David G. Powers as President and Chief Executive Officer of United Community Bankshares of Florida, Inc., on behalf of the Corporation.

Printed Name:
Notary Public, State of Florida

Personally Known ☐ or Produced Identification ☐
Type of Identification Produced

Appendix B

AMENDMENT TO
UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.
OFFICERS’ AND EMPLOYEES’ STOCK OPTION PLAN

     THIS AMENDMENT to the United Community Bankshares of Florida, Inc. Officers’ and Employees’ Stock Option Plan (the “Amendment”) is made as of the 1st day of February, 2005.

W I T N E S S E T H  T H A T:

     WHEREAS, the Board of Directors and the shareholders of United Community Bankshares of Florida, Inc. (the “Bank”) have authorized, adopted and approved an Officers’ and Employees’ Stock Option Plan (the “Plan”); and

     WHEREAS, the Bank desires to amend the Plan in certain respects.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Defined Terms. All terms used in this Amendment which are defined in the Plan shall have the meanings specified in the Plan, unless specifically defined herein.

     2. Amendment of Section 4.1. Section 4.1 of the Plan shall be amended to provide that, subject to adjustment pursuant to the provisions of Section 4.3 of the Plan, the number of shares of Stock which may be issued and sold under the Plan pursuant to Stock Option Agreements shall not exceed Four Hundred Eight Two Thousand One Hundred Thirty Two (482,132) shares.

     3. Effect of Amendment. Except as expressly modified by this Amendment, the terms, covenants, and conditions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Bank has caused this Amendment to be duly executed by its officer thereunto duly authorized, all as of the date first above written.

UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.

By:	/s/ David G. Powers

David G. Powers
President and Chief Executive Officer

Appendix C

AMENDMENT TO
UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.
DIRECTORS’ STOCK OPTION PLAN

     THIS AMENDMENT to the United Community Bankshares of Florida, Inc. Directors’ Stock Option Plan (the “Amendment”) is made as of the 1st day of February, 2005.

W I T N E S S E T H  T H A T:

     WHEREAS, the Board of Directors and the shareholders of United Community Bankshares of Florida, Inc. (the “Bank”) have authorized, adopted and approved an Directors’ Stock Option Plan (the “Plan”); and

     WHEREAS, the Bank desires to amend the Plan in certain respects.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Defined Terms. All terms used in this Amendment which are defined in the Plan shall have the meanings specified in the Plan, unless specifically defined herein.

     2. Amendment of Section 4.1. Section 4.1 of the Plan shall be amended to provide that, subject to adjustment pursuant to the provisions of Section 4.3 of the Plan, the number of shares of Stock which may be issued and sold under the Plan pursuant to Stock Option Agreements shall not exceed Four Hundred Thirty Three Thousand Eight Hundred Twenty Four (433,824) shares.

     3. Effect of Amendment. Except as expressly modified by this Amendment, the terms, covenants, and conditions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Bank has caused this Amendment to be duly executed by its officer thereunto duly authorized, all as of the date first above written.

UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.

By:	/s/ David G. Powers

David G. Powers
President and Chief Executive Officer

Appendix D

UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.

CHARTER OF NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS
(Originally adopted on January 27, 2005)

Composition

The Nominating Committee (the “Committee”) of the Board of Directors of United Community Bankshares of Florida, Inc., a Florida corporation (the “Company”), shall consist of at least two (2) independent members of the Board of Directors of the Company (the “Board”).

Each member shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board and shall meet, as applicable, the standards for independence set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market (“Nasdaq”).

The Board shall appoint the members of the Committee and the Committee chairperson. The Board may remove any Committee member at any time.

Purpose

The purpose of the Committee shall be to:

•	Identify, review and evaluate candidates to serve as directors of the Company and recommend director candidates to the Board.

•	Serve as a focal point for communication between candidates, non-committee directors and the Company’s management.

•	Determine whether existing directors should be re-nominated.

•	Make other recommendations to the Board regarding affairs relating to the directors of the Company.

Operating Principles and Processes

In fulfilling its functions and responsibilities, the Committee should give due consideration to the following operating principles and processes:

•	Communication - Regular and meaningful contact with the Chairman of the Board, other committee chairpersons, members of senior management and independent professional advisors to the Board and its various committees, as applicable, is important for strengthening the Committee’s knowledge of relevant current and prospective corporate governance issues.

•	Resources - The Committee shall be authorized to access such internal and, in consultation with senior management, external resources as the Committee deems necessary or appropriate to fulfill its defined responsibilities, including engagement of independent legal counsel, consultants and other professional advisors, as well as executive search firms to help identify director candidates. The Committee shall have sole authority to approve fees, costs and other terms of engagement of such outside resources.

•	Meeting Agendas - Committee meeting agendas shall be the responsibility of the Committee chairperson with input from the Committee members and other members of the Board as well as, to the extent deemed appropriate by the chairperson, from members of senior management and outside advisors.

•	Committee Meeting Attendees - The Committee shall be authorized to require members of senior management and to request that outside counsel and other advisors attend Committee meetings.

•	Reporting to the Board of Directors - The Committee, through the Committee chairperson, shall report all material activities of the Committee to the Board from time to time, or whenever so requested by the Board.

•	Other Functions - The Committee shall have the authority to perform such other functions, and shall have such powers, as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities hereunder.

Functions and Authority

The operation of the Committee will be subject to the provisions of the Bylaws of the Company and the Florida Business Corporation Act, each as in effect from time to time. The Committee will have the full power and authority to carry out the following primary responsibilities:

•	Criteria for Board Membership; Director Nominations - The Committee, in consultation with the Chairman of the Board, has the primary responsibility for identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board, including consideration of any potential conflicts of interest. The Committee shall also have the primary responsibility, following the Board assessment provided for below, for evaluating, reviewing and considering the recommendation for nomination of current Directors for reelection to the Board. The selection of nominees for Director to be presented to the stockholders for election or reelection, and the selection of new Directors to fill vacancies and newly created directorships on the Board, shall be made by the full Board based on the recommendations of the Committee.

•	Board Assessment - The Committee shall periodically review, discuss and assess the performance of the Board, seeking input from senior management, the full Board and others. The assessment shall include evaluation of the performance of the members of the Board of Directors, individually and collectively, the Board’s contribution as a whole, specific areas in which the Board and/or management believe better contributions could be made, and overall Board composition and makeup, including whether it is desirable for each member of the Board to continue to serve on the Board based upon the designated functional needs of the Board. The factors to be considered shall include whether the Directors, both individually and collectively, can and do provide the skills and expertise appropriate for the Company. The Committee shall also consider and assess each Director’s satisfaction of the criteria established for Board membership or membership on any committee of the Board, including the independence of Directors and whether a majority of the Board continue to be independent from management, in both fact and appearance as well as within the meaning prescribed by SEC or Nasdaq. The results of such assessments shall be provided to the Board for further discussion as appropriate.

•	Director Change of Position - The Committee shall review and make recommendations to the Board regarding the continued service of a Director in the event (i) an employee Director’s employment with the Company is terminated for any reason or (ii) a nonemployee Director changes his/her primary job responsibility or primary employer since the time such

Director was most recently elected to the Board. In this regard, the Committee may consider the establishment of procedures for retirement or resignation of Directors under such circumstances.

•	Stockholder Communications, Proposals and Nominations - The Committee shall, if deemed advisable, establish a process for reviewing and considering stockholder communications, and proposals submitted by stockholders that relate to corporate governance matters, including stockholder nominations for directors and/or stockholder suggestions for director nomination. The Committee shall review and make recommendations to the Board regarding any such proposal, nomination or suggestion for nomination. If the Committee establishes a process for reviewing and considering stockholder communications, such process shall be submitted for approval by a majority of the independent directors of the Company.

•	Procedures for Handling Complaints - The Committee shall oversee, and, if deemed advisable, develop procedures for handling the receipt, retention and treatment of complaints received by the Company (whether initiated by employees of the Company or outside third parties) with respect to legal and regulatory compliance matters.

•	Qualified Legal Compliance Committee - The Committee shall act as the Company’s Qualified Legal Compliance Committee within the meaning of 17 CFR Part 205.2(k).

Meetings

The Committee will hold at least one regular meeting per year and additional regular or special meetings as its members deem necessary or appropriate. Meetings may be called by the Chairman of the Committee or the Chairman of the Board.

Minutes and Reports

Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee will report to the Board from time to time, or whenever so requested by the Board. In addition, the Chairman of the Committee or his or her delegate shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

Appendix E

UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.

AUDIT COMMITTEE CHARTER

I.	PURPOSES OF THE COMMITTEE

The Audit Committee (the “Committee”) is appointed by the Board of Directors of United Community Bankshares of Florida, Inc. (the “Corporation”) to assist the Board of Directors in fulfilling its oversight responsibilities and receive objective information regarding the following:

•	the integrity of the Corporation’s financial statements, including matters relating to the effectiveness of its internal controls;

•	the qualification, independence and performance of the Corporation’s internal and external auditors;

•	overseeing the Company’s policies, practices and compliance regarding its Code of Conduct, Ethics and Conflicts of Interest

•	preparing the Audit Committee report required by the rules of the Securities and Exchange Commission (the “SEC”) or other applicable regulatory authority to be included in the Corporation’s annual proxy statements;

•	the Corporation’s compliance with legal and regulatory requirements; and,

•	such other policies, procedures and activities of the Corporation as may be directed by the Board of Directors.

The Independent Auditors are ultimately accountable to the Committee and the Board of Directors, as representatives of the Corporation’s stockholders. The Independent Auditors however, report directly to the Committee, and the Committee shall be directly responsible for the appointment, oversight, compensation, evaluation and, where appropriate, termination of the Independent Auditors, subject to stockholder approval and legal requirements.

While the Committee has the responsibilities and powers set forth in this Charter, Management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies as well as internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations.

The Independent Auditors are responsible for planning and carrying out a proper audit of the Corporation’s annual financial statements and reviews of the Corporation’s quarterly financial statements. It is recognized that members of the Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession. Moreover, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee, and (iii) representations made by Management as to any information technology, internal audit and other non-audit services provided by external auditors to the Corporation.

II.	MEMBERSHIP OF THE AUDIT COMMITTEE

The Committee shall be comprised of a minimum of two (2) independent directors. Independence shall be defined under the applicable requirements of the SEC and NASDAQ, including additional requirements for audit committee members, as interpreted by the Board of Directors in its business judgment. Each of the members of the committee shall be “financially literate,” and at least one member of the Committee shall have “accounting or related financial Management expertise,” (Audit Committee Financial Expert) as determined by the Board of Directors. Committee members shall be appointed by the Board of Directors, based on the recommendations of the Corporate Governance & Nominating Committee of the Board of Directors, and shall serve for such term or terms as the Board of Directors may determine. The Board of directors shall designate a chairman for the Committee.

III.	AUDIT COMMITTEE MEETINGS

The Committee shall meet at least four (4) times a year, and may meet additionally as it deems necessary in its judgment. The Committee shall meet quarterly with Management, the internal auditor(s), and the Independent Auditor(s).

IV.	DUTIES, RESPONSIBILITIES AND AUTHORITY

In furtherance of the purposes of the Committee, the Committee shall have the following duties, responsibilities and authority:

1.)	with respect to the Independent Auditors, including the independence, qualifications, appointment and compensation of the Independent Auditors,

•	to receive information and reports regarding (i) audit and non-audit services provided by the Independent Auditors, including a formal written statement, provided by the Independent Auditors, delineating all relationships between the Independent Auditors and the Corporation, addressing at least the matters set forth in Independence Standards Board Standard No. 1; and (ii) the aggregate fees billed by the Independent Auditors, as provided to the Committee in a written statement by the Independent Auditors, for the audit of the Corporation’s annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Corporation’s quarterly reports on Form 10-Q for that fiscal year, and all other services rendered by the Independent Auditors for the most recent fiscal year;

•	to receive information and reports from the Independent Auditors regarding the qualifications and experience of the Independent Auditors and lead audit partner, including information regarding the Independent Auditors’ internal quality control procedures, any information regarding the Independent Auditors’ internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditors, or any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to any independent audits carried out by the Independent Auditors, and any steps taken to deal with any such issues;

•	to discuss with Management, Internal Audit, the Independent Auditors and the Board of Directors, as appropriate, the above information and reports , and any relationships or services disclosed in the Independent Auditors’ statement as to independence that may impact the objectivity and the independence of the

Independent Auditors, for purposes of assessing the Independent Auditor’s and lead partner’s independence, qualifications, and performance;

•	if applicable, to consider whether the Independent Auditors’ provision of permitted non-audit services to the Corporation is compatible with maintaining the independence of the Independent Auditors and is consistent with the Committee’s policies relating to the provision of non-audit services by the Independent Auditors;

•	to retain, evaluate and, where appropriate, terminate and replace the Independent Auditors (subject, if applicable, to stockholder approval);

•	to pre-approve all audit and permitted non-audit services provided by the Independent Auditors (including the fees and terms thereof) in accordance with policies and procedures established by the Committee and applicable legal and regulatory requirements;

•	to discuss with Management the timing, and process for implementing the rotation of certain partners of the Independent Auditors, including the lead and concurring partner, in accordance with applicable legal and regulatory requirements, and to consider whether there should be a regular rotation of the auditor itself; and

•	to establish hiring policies for employees or former employees of the Independent Auditors.

(2)	with respect to the oversight of the Corporation’s financial reporting principles, policies and process, including matters relating to its internal controls, to discuss and receive information from Management, Internal Audit and the Independent Auditors, as appropriate, on the following items:

•	the arrangement and scope of the Independent Auditors’ audit, prior to commencement of their annual examination of the Corporation’s financial statements;

•	any difficulties encountered during the course of the Independent Auditors’ audit, including any restrictions on the scope of the Independent Auditors’ activities or on the access to any requested or necessary information, and any significant disagreements with Management;

•	the Corporation’s critical accounting policies, the basis of any significant changes in the Corporation’s accounting principles, policies, controls and procedures, and the methods of their application, and the quality and appropriateness of the Corporation’s accounting principles;

•	any issues relating to Management’s review of the Corporation’s disclosure controls and procedures (as defined by the SEC) and internal controls and procedures with respect to financial reporting as well as the Independent Auditors’ and/or Internal Audit’s assessment of the Corporation’s compliance with various policies and procedures to ensure adequate internal controls have been instituted by Management, including any (i) comments on significant deficiencies or material weaknesses in the design or operation of internal accounting controls and considerations given or corrective action taken by Management, (ii) any issues regarding fraud that involves Management or other employees who have a significant role in the Corporation’s internal controls, and (iii) any other issues regarding Managements’ certifications in the Corporations’ periodic reports;

•	the Corporation’s annual audited financial statements and quarterly financial statements, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and any matters required to be communicated by the Independent Auditors in accordance with Statement on Auditing Standards No. 61 (as amended), and any other material written communications between the Independent Auditors and Management;

•	all alternative accounting treatments that may be acceptable under generally accepted accounting principles that have been discussed with Management, including the ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the Independent Auditors;

•	the Corporation’s quarterly and annual earnings releases, including financial information and earnings guidance provided to analysts and rating agencies;

•	the Corporation’s policies and guidelines for assessing and managing the Corporation’s exposure to any significant risks, including any steps taken by Management to monitor, minimize or control the Corporation’s exposure to risks, including major financial risk, and

•	any other major issues regarding accounting principles and financial statement presentations, as well as any analyses prepared by Management and/or the Independent Auditors regarding significant financial reporting issues and judgments made in connection with the preparation of the financial statements, the effect of regulatory and accounting initiatives, including off-balance sheet structures, on the Corporation’s financial statements, and any other items required to be discussed under applicable legal, regulatory or NYSE requirements.

(3)	with respect to Internal Audit, to discuss and receive information from Internal Audit, the Independent Auditors, and Management, as appropriate, on the following items:

•	the overall Internal Audit function, including the independence and responsibilities of Internal Audit and the adequacy of Internal Audit’s staffing and budget;

•	the general scope of planned internal auditing activities prior to their commencement; and

•	the results of internal audits, as appropriate, and the performance of Internal Audit, including any (i) action taken by the Corporation’s Management on recommendations made by Internal Audit, (ii) reports of defalcations made to regulatory authorities, and (iii) difficulties encountered during the course of any internal audits, including any restrictions on the scope of activities or on access to any requested or necessary information.

(4)	with respect to the Corporation’s compliance with federal and state laws and regulations and the Corporation’s policies, to discuss and receive information from Internal Audit, Management, and the Independent Auditors, as appropriate, on the following items:

•	Management’s policies and procedures relating to monitoring the Corporation’s compliance with applicable legal and regulatory requirements and the Corporation’s policies, including the Corporation’s code of conduct and ethics;

•	reports of inspections, examinations and investigations by state and federal regulatory agencies or authorities, as appropriate, and any consideration given or corrective action taken by Management on any criticism in any such reports, examinations and investigations; and

•	complaints or concerns regarding the Corporation’s accounting, internal accounting controls or auditing matters that are received by the Corporation, including any anonymous complaints or concerns and the procedures for receiving and handling any such complaints and concerns.

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. Such authority includes, but is not limited to retaining independent legal counsel, accountants, outside advisors, consultants, or others as it determines appropriate to advise or assist in the performance of its functions. The Corporation shall provide appropriate funding, as determined by the Committee, for payment of compensation to the Independent Auditor (and Internal Auditor if such function is on a contract basis) and to any advisors employed by the committee.

V.	REPORTING OF COMMITTEE ACTIVITIES TO THE BOARD OF DIRECTORS

The Committee shall report the information elicited by its activities to the Board of Directors and, where appropriate, its recommendations for action by the Board of directors at their next meeting subsequent to that of the Committee.

VI.	REVIEW OF COMMITTEE CHARTER AND COMMITTEE PERFORMANCE EVALUATION

The Committee shall review and reassess the adequacy of the Charter at least annually. In addition, the Committee shall prepare and review with the Board of Directors an annual performance evaluation of the Committee.

HISTORY

Approved by the Audit Committee 2/18/04

Approved by the Audit Committee 1/27/05

Appendix F

UNITED COMMUNITY BANKSHARES OF FLORIDA
United Heritage Bank

AUDIT AND NON-AUDIT SERVICES
Pre-Approval Policy

I. STATEMENT OF PRINCIPLES: The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. All services to be provided by the independent auditor require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels also require specific pre-approval by the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval unless the Audit Committee specifically provides for a different period.

II. DELEGATION: The Audit Committee may not delegate its responsibilities to pre-approve services performed by the independent auditor to management. The Audit Committee may, however, delegate pre-approval authority to one or more of its members. The member(s) to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. AUDIT SERVICES: The annual Audit services engagement terms and fees will be subject to the specific pre-approval by the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from any changes in the scope of the audit or other matters. In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant specific pre-approval for other Audit services, which are those services that only the independent auditor can reasonably provide. Examples of those services include: attestation on management reports on internal controls, services associated with any SEC registration, periodic reports or other documents to be filed with the SEC relating to securities offerings, consultations by the Company management as to the accounting or disclosure treatment of transactions or events.

IV. AUDIT RELATED SERVICES: Audit related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit related services does not impair the independence of the auditor. All Audit related services must be pre-approved the by the Audit Committee. Examples are Audit related services include: financial statement audits of employee benefit plans; due diligence services pertaining to potential business acquisitions/dispositions, internal control reviews and assistance with internal control reporting requirements, consultation by the Company’s management as to the accounting or disclosure treatment of transactions or events.

V. TAX SERVICE: The Audit Committee believes that the independent auditor can provide a limited set of Tax services to the Company such as tax compliance activities without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Also, the Audit Committee will not permit the retention of the independent auditor in connection with tax planning engagements, or other engagements where the independent auditor may need to opine on the sustainability of the tax treatment in the financial statements. All tax services must be specifically pre approved by the Audit Committee. Examples of tax services include: US Federal, foreign, state and local tax compliance, Review of federal, foreign, state and local income, franchise and other tax returns, Preparation of employee benefit tax returns.

VI. ALL OTHER SERVICES: The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor. Permissible All Other services must be specifically pre-approved by the Audit Committee.

VII. PRE-APPROVAL FEE LEVELS: Pre-approval fee levels for all services to be provided by the independent auditor will be established by the Audit Committee. Any proposed services exceeding those levels will require specific re-approval by the Audit Committee.

VIII. PROCEDURES: Requests or applications to provide services will be jointly submitted to the Audit Committee by the independent auditor, the Chief Financial Officer and must include (1) a joint statement as to whether, in their view, the request or application is consistent with the SEC rules on auditor independence, and 2) a reasonably detailed description of the proposed services and such other supporting documentation as may be necessary to ensure that the Audit Committee clearly understands the nature and scope of the services it is being asked to approve.

Exhibit 1

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the Company.

•	Financial information systems design and implementation.

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports.

•	Actuarial services.

•	Internal audit outsourcing services.

•	Management functions.

•	Human Resource functions.

•	Broker-dealer, investment adviser or investment banking services.

•	Legal services.

•	Expert services unrelated to the audit.

PROXY CARD

REVOCABLE PROXY

UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.

     PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 2005.

     The undersigned hereby appoints James L. Hewitt and J. Michael Hattaway, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of United Community Bankshares of Florida, Inc. (the “Holding Corporation”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Citrus Club, 255 South Orange Avenue, Suite 1800, Orlando, Florida 32801, on Thursday, March 31, 2005 beginning at 8:00 a.m., and at any adjournment thereof.

     SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED BELOW, FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION, FOR THE AMENDMENT OF THE EMPLOYEE PLAN, AND FOR THE AMENDMENT OF THE DIRECTOR PLAN. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.	ELECTION OF DIRECTORS

FOR , or WITHOUT , authority to vote for the election of the following directors of the Holding Corporation (or any substituted nominee) as discussed in the accompanying Proxy Statement: J. Michael Hattaway, James L. Hewitt, Vincent S. Hughes and David G. Powers.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), list name(s) below:

2.	Approval of the Amendment to the Articles of Incorporation to change the name of the Holding Corporation to United Heritage Bankshares of Florida, Inc.

FOR                           AGAINST                           ABSTAIN

3.	Approval of the Amendment to the Employee Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 150,000.

FOR                           AGAINST                           ABSTAIN

4.	Approval of the Amendment to the Director Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 150,000.

FOR                           AGAINST                           ABSTAIN

PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partner-ship, please sign in partnership name by authorized person.

SHARES

DATED: , 2005

Signature

Signature if held jointly

Please print or type your name

Please mark here if you intend to attend the Annual Meeting of Shareholders.

Please return your signed Proxy to:

United Community Bankshares of Florida, Inc.
640 State Road 434
Longwood, Florida 32750
Attn: David G. Powers
President and Chief Executive Officer